UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 4, 2025

DigitalOcean Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40252		45-5207470
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

105 Edgeview Drive, Suite 425	Broomfield	Colorado	80021
(Address of Principal Executive Offices)			(Zip Code)
(646) 827-4366
Registrant's telephone number, including area code

101 6th Avenue	New York	New York	10013
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.000025 per share	DOCN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02 Results of Operations and Financial Condition
On April 4, 2025 DigitalOcean Holdings, Inc. (the “Company”) held an Investor Day during which the Company reaffirmed guidance for the fiscal quarter ended March 31, 2025 and the year ended December 31, 2025, as previously issued in the Company’s press release dated February 25, 2025 announcing the Company's financial results for the fiscal quarter and year ended December 31, 2024.
A replay of the webcast, along with the presentation materials, will be available on the Company’s investor relations website at http://investors.digitalocean.com until April 3, 2026 at 11:59PM ET.

Forward-Looking Statements

The statements herein regarding our financial outlook are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to known and unknown risks, uncertainties, assumptions, and other factors that may cause actual results or outcomes to be materially different from any future results or outcomes expressed or implied by the forward-looking statements. These risks, uncertainties, assumptions, and other factors include, but are not limited to: (1) fluctuations in our financial results make it difficult to project future results; (2) our ability to sustain profitability in the future; (3) our ability to expand usage of our platform by existing customers and/or attract new customers and/ or retain existing customers; (4) the speed at which the market for our platform and solutions develops; (5) the success of the development and use of our artificial learning and machine learning (AI/ML) product offerings or use of third-party AI/ML-based tools; (6) our ability to release updates and new features to our platform and adapt and respond effectively to rapidly changing technology or customer needs; (7) breaches in our security measures allowing unauthorized access to our platform, our data, or our customers’ data; (8) the competitive markets in which we participate; (9) our ability to effectively integrate and retain new members of our executive leadership team and senior management; (10) general market, political, economic, and business conditions; (11) the operational challenges related to international operations; (12) liability we may incur due to the activities of our customers; and (13) our customers’ ability to have continued and unimpeded access to our platform, including as a result of evolving laws and industry standards.

Further information on these and additional risks, uncertainties, assumptions and other factors that could cause actual results or outcomes to differ materially from those included in or contemplated by the forward-looking statements herein are included under the caption “Risk Factors” and elsewhere in our Annual Report on Form 10-K for the year ended December 31, 2024 and subsequent filings and reports we make with the SEC.

We operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this release. The results, events and circumstances reflected in the forward-looking statements may not be achieved or occur. The forward-looking statements herein relate only to events as of the date on which the statements are made. We assume no obligation to, and do not currently intend to, update any such forward-looking statements after the date of hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 4, 2025	DigitalOcean Holdings, Inc.
		By:	/s/ W. Matthew Steinfort
W. Matthew Steinfort, Chief Financial Officer